Exhibit 99.1

AMERICAN HONDA FINANCE CORPORATION
Annual Statement to Certificateholder – Honda Auto Receivables 2006-3 Owner Trust
04/01/06 through 03/31/07

I. ORIGINAL DEAL PARAMETER INPUTS
(A) Total Portfolio Balance	$1,549,984,457.74
(B) Total Securities Balance	$1,549,984,457.74
(C) Class A-1 Notes
(i) Class A-1 Notes Balance	$406,000,000.00
(ii) Class A-1 Notes Percentage (C(i)/B)	26.19%
(iii) Class A-1 Notes Rate	5.34183%
(iv) Class A-1 Notes Accrual Basis	Actual/360
(D) Class A-2 Notes
(i) Class A-2 Notes Balance	$355,000,000.00
(ii) Class A-2 Notes Percentage (D(i)/B)	22.90%
(iii) Class A-2 Notes Rate	5.250%
(iv) Class A-2 Notes Accrual Basis	30/360
(E) Class A-3 Notes
(i) Class A-3 Notes Balance	$497,000,000.00
(ii) Class A-3 Notes Percentage (E(i)/B)	32.06%
(iii) Class A-3 Notes Rate	5.120%
(iv) Class A-3 Notes Accrual Basis	30/360
(F) Class A-4 Notes
(i) Class A-4 Notes Balance	$241,610,000.00
(ii) Class A-4 Notes Percentage (F(i)/B)	15.59%
(iii) Class A-4 Notes Rate	5.110%
(iv) Class A-4 Notes Accrual Basis	30/360
(G) Certificates
(i) Certificates Balance	$50,374,457.74
(ii) Certificates Percentage (G(i)/B)	3.25%
(iii) Certificates Rate	0.000%
(iv) Certificates Accrual Basis	30/360
(H) Servicing Fee Rate	1.00%
(I) Portfolio Summary
(i) Weighted Average Coupon (WAC)	6.37%
(ii) Weighted Average Original Maturity (WAOM)	54.94	months
(iii) Weighted Average Remaining Maturity (WAM)	51.19	months
(iv) Number of Receivables	85,234
(J) Reserve Fund
(i) Reserve Account Initial Deposit Percentage	0.50%
(ii) Reserve Account Initial Deposit	$7,749,922.29
(iii) Specified Reserve Account Percentage	0.50%
(iv) Specified Reserve Account Balance	$7,749,922.29

(K) Yield Supplement Account Deposit	$30,906,261.16

II. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
(A) Total Portfolio Balance	$1,549,984,457.74
(B) Total Securities Balance	$1,549,984,457.74
(C) Cumulative Note and Certificate Pool Factor	1.0000000
(D) Class A-1 Notes
(i) Class A-1 Notes Balance	$406,000,000.00
(ii) Class A-1 Notes Pool Factor	1.0000000
(iii) Class A-1 Notes Interest Carryover Shortfall	$0.00
(iv) Class A-1 Notes Principal Carryover Shortfall	$0.00
(E) Class A-2 Notes
(i) Class A-2 Notes Balance	$355,000,000.00
(ii) Class A-2 Notes Pool Factor	1.0000000
(iii) Class A-2 Notes Interest Carryover Shortfall	$0.00
(iv) Class A-2 Notes Principal Carryover Shortfall	$0.00
(F) Class A-3 Notes
(i) Class A-3 Notes Balance	$497,000,000.00
(ii) Class A-3 Notes Pool Factor	1.0000000
(iii) Class A-3 Notes Interest Carryover Shortfall	$0.00
(iv) Class A-3 Notes Principal Carryover Shortfall	$0.00

AMERICAN HONDA FINANCE CORPORATION
Annual Statement to Certificateholder – Honda Auto Receivables 2006-3 Owner Trust
04/01/06 through 03/31/07

(G) Class A-4 Notes
(i) Class A-4 Notes Balance					$241,610,000.00
(ii) Class A-4 Notes Pool Factor					1.0000000
(iii) Class A-4 Notes Interest Carryover Shortfall					$0.00
(iv) Class A-4 Notes Principal Carryover Shortfall					$0.00
(H) Certificates
(i) Certificates Balance					$50,374,457.74
(ii) Certificates Pool Factor					1.0000000
(iii) Certificates Interest Carryover Shortfall					$0.00
(iv) Certificates Principal Carryover Shortfall					$0.00
(I) Servicing Fee
(i) Servicing Fee Shortfall					$0.00
(J) End of Prior Month Account Balances
(i) Reserve Account					$7,749,922.29
(ii) Yield Supplement Account					$30,906,261.16
(iii) Payahead Account					$0.00
(iv) Advances Outstanding					$0.00
(K) Portfolio Summary as of End of Prior Year
(i) Weighted Average Coupon (WAC)					6.37%
(ii) Weighted Average Remaining Maturity (WAM)					51.19	months
(iii) Number of Receivables					85,234
(L) Note and Certificate Percentages
(i) Note Percentage					100.00%
(ii) Certificate Percentage					0.00%

III. INPUTS FROM THE MAINFRAME
(A) Precomputed Contracts Principal
(i) Scheduled Principal Collections					$0.00
(ii) Prepayments in Full					$0.00
(iii) Prepayments in Full due to Repurchases					$0.00
(B) Precomputed Contracts Total Collections					$0.00
(C) Precomputed Interest Receivables Interest (B-A((i)+(ii)+(iii)))					$0.00
(D) Simple Interest Receivables Principal
(i) Principal Collections					$183,226,927.33
(ii) Prepayments in Full					$78,791,954.81
(iii) Repurchased Receivables Related to Principal					$14,250.27
(E) Simple Interest Receivables Interest
(i) Simple Interest Collections					$45,258,904.68
(F) Payment Advance for Precomputes
(i) Reimbursement of Previous Advances					$0.00
(ii) Current Advance Amount					$0.00
(G) Interest Advance for simple Interest - Net					$764,718.50
(H) Payahead Account
(i) Payments Applied					$0.00
(ii) Additional Payaheads					$0.00
(I) Portfolio Summary as of End of Month
(i) Weighted Average Coupon (WAC)					6.37%
(ii) Weighted Average Remaining Maturity (WAM)					45.36	months
(iii) Remaining Number of Receivables					79,518
(J) Delinquent Receivables	# Units		Dollar Amount
(i) 31-60 Days Delinquent	1,612	2.03%	$24,267,867.60	1.89%
(ii) 61-90 Days Delinquent	259	0.33%	$3,470,363.56	0.27%
(ii) 91 Days or More Delinquent	32	0.04%	$461,161.63	0.04%
(K) Vehicles Repossessed During Collection Period	78	0.10%	$1,256,312.64	0.10%
(L) Total Accumulated Repossessed Vehicles in Inventory	150	0.19%	$2,434,208.17	0.19%

AMERICAN HONDA FINANCE CORPORATION
Annual Statement to Certificateholder – Honda Auto Receivables 2006-3 Owner Trust
04/01/06 through 03/31/07

IV. INPUTS DERIVED FROM OTHER SOURCES
(A) Collection Account Investment Income	$0.00
(B) Reserve Account Investment Income	$181,528.95
(C) Yield Supplement Account Investment Income	$615,045.86
(D) Trust Fees Expense	$9,500.00
(E) Aggregate Net Losses for Collection Period	$2,706,294.93
(F) Liquidated Receivables Information
(i) Gross Principal Balance on Liquidated Receivables	$5,007,512.23
(ii) Liquidation Proceeds	$2,195,474.30
(ii) Recoveries from Prior Month Charge Offs	$105,743.00
(G) Days in Accrual Period	173
(H) Deal age	6

COLLECTIONS

V. INTEREST COLLECTIONS
(A) Total Interest Collections (III(C+E(i)+G)	$46,023,623.18

VI. PRINCIPAL COLLECTIONS
(A) Principal Payments Received (III(A((i)+(ii))+(D(i)+(ii)))	$262,018,882.14
(B) Liquidation Proceeds (IV(H(i)))	$2,195,474.30
(C) Repurchased Loan Proceeds Related to Principal (III(A(iii)+D(iii)))	$14,250.27
(D) Recoveries from Prior Charge Offs (IV(H(ii)))	$105,743.00
(E) Total Principal Collections (A+B+C+D)	264,334,349.71

VII. TOTAL INTEREST AND PRINCIPAL COLLECTIONS (V(C)+VI(E))	310,357,972.89

VIII. YIELD SUPPLEMENT DEPOSIT	$9,509,273.85

IX. TOTAL AVAILABLE AMOUNT (VII+VIII)	319,867,246.74

AMERICAN HONDA FINANCE CORPORATION
Annual Statement to Certificateholder – Honda Auto Receivables 2006-3 Owner Trust
04/01/06 through 03/31/07

DISTRIBUTIONS

X. FEE DISTRIBUTIONS
(A) Servicing Fee
(i) Servicing Fee Due (I(H)/12)(II(B))+(II(H)(i))	$7,198,937.87
(ii) Servicing Fee Paid	7,198,937.87
(iii) Servicing Fee Shortfall	$0.00
(B) Reserve Account Investment Income (IV(B))	$181,528.95
(C) Yield Supplement Account Investment Income (IV(C))	$0.00
(D) Trust Fees Expense (IV(D))	$9,500.00
XI. DISTRIBUTIONS TO NOTEHOLDERS
(A) Interest
(i) Class A-1 Notes
(a) Class A-1 Notes Interest Due	$7,439,398.66
(b) Class A-1 Notes Interest Paid	7,439,398.66
(c) Class A-1 Notes Interest Shortfall	$0.00
(ii) Class A-2 Notes
(a) Class A-2 Notes Interest Due	$8,801,041.67
(b) Class A-2 Notes Interest Paid	8,801,041.67
(c) Class A-2 Notes Interest Shortfall	$0.00
(iii) Class A-3 Notes
(a) Class A-3 Notes Interest Due	$12,016,355.54
(b) Class A-3 Notes Interest Paid	12,016,355.54
(c) Class A-3 Notes Interest Shortfall	$0.00
(iv) Class A-4 Notes
(a) Class A-4 Notes Interest Due	$5,830,183.54
(b) Class A-4 Notes Interest Paid	5,830,183.54
(c) Class A-4 Notes Interest Shortfall	$0.00
(v) Total Note Interest
(a) Total Note Interest Due	$34,086,979.41
(b) Total Note Interest Paid	34,086,979.41
(c) Total Note Interest Shortfall	$0.00
(d) Reserve Fund Withdrawn for Note Interest	$0.00
Amount available for distributions after Fees & Interest (VIII-(IX(A)(ii)-(D))-X(A)(v)(b))	278,571,829.46
(B) Principal
(i) Noteholders’ Principal Distribution Amounts	$267,040,644.64
(ii) Class A-1 Notes Principal
(a) Class A-1 Notes Principal Due	267,040,644.64
(b) Class A-1 Notes Principal Paid	267,040,644.64
(c) Class A-1 Notes Principal Shortfall	$0.00
(d) Reserve Fund drawn	$0.00
(iii) Class A-2 Notes Principal
(a) Class A-2 Notes Principal Due	$0.00
(b) Class A-2 Notes Principal Paid	0.00
(c) Class A-2 Notes Principal Shortfall	$0.00
(d) Reserve Fund drawn	$0.00
(iv) Class A-3 Notes Principal
(a) Class A-3 Notes Principal Due	$0.00
(b) Class A-3 Notes Principal Paid	0.00
(c) Class A-3 Notes Principal Shortfall	$0.00
(d) Reserve Fund drawn	$0.00
(v) Class A-4 Notes Principal
(a) Class A-4 Notes Principal Due	$0.00
(b) Class A-4 Notes Principal Paid	0.00
(c) Class A-4 Notes Principal Shortfall	$0.00
(d) Reserve Fund drawn	$0.00
(vi) Total Notes Principal
(a) Total Notes Principal Due	$267,040,644.64
(b) Total Notes Principal Paid	267,040,644.64

AMERICAN HONDA FINANCE CORPORATION
Annual Statement to Certificateholder – Honda Auto Receivables 2006-3 Owner Trust
04/01/06 through 03/31/07

(c) Total Notes Principal Shortfall	$0.00
(d) Reserve Fund drawn	$0.00
Amount available for distributions to the Certificates and Reserve Fund	11,531,184.82
XIII. DISTRIBUTIONS TO CERTIFICATEHOLDERS
(A) Interest
(i) Certificate Monthly Interest Due	$0.00
(ii) Certificate Interest Shortfall Beginning Balance	$0.00
(iii) Total Certificate Interest Due	$0.00
(iv) Certificate Interest Paid	0.00
(v) Certificate Interest Shortfall Ending Balance	$0.00
(B) Principal
(i) Certificate Monthly Principal Due	$0.00
(ii) Certificate Principal Shortfall Beginning Balance	$0.00
(iii) Total Certificate Principal Due	$0.00
(iv) Certificate Principal Paid	0.00
(v) Certificate Principal Shortfall Ending Balance	$0.00
XII. RESERVE FUND DEPOSIT
Amount available for deposit into reserve account	$11,531,184.82
Amount deposited into reserve account	$0.00
Excess Amount Released from Reserve Account	$0.00
Excess funds available to Certificateholders	$11,531,184.82

DISTRIBUTIONS SUMMARY

(A) Total Collections	$319,867,246.74
(B) Service Fee	$7,198,937.87
(C) Trustee Fees	$9,500.00
(D) Class A1 Amount	$274,480,043.30
(E) Class A2 Amount	$8,801,041.67
(F) Class A3 Amount	$12,016,355.54
(G) Class A4 Amount	$5,830,183.54
(H) Certificateholders	$0.00
(I) Amount Deposited into Reserve Account	$0.00
(J) Release to seller	$11,531,184.82
(K) Total amount distributed	$319,867,246.74
(L) Amount of Draw from Reserve Account	$0.00
(M) Excess Amount Released from Reserve Account	$0.00

AMERICAN HONDA FINANCE CORPORATION
Annual Statement to Certificateholder – Honda Auto Receivables 2006-3 Owner Trust
04/01/06 through 03/31/07

DISTRIBUTION TO SECURITYHOLDERS

Note Interest Distribution Amount		$34,086,979.41
Class A-1 Notes:	($2.18 per $1,000 original principal amount)
Class A-2 Notes:	($4.38 per $1,000 original principal amount)
Class A-3 Notes:	($4.27 per $1,000 original principal amount)
Class A-4 Notes:	($4.26 per $1,000 original principal amount)
Note Principal Distribution Amount		$267,040,644.64
Class A-1 Notes:	($116.65 per $1,000 original principal amount)
Class A-2 Notes:	($0.00 per $1,000 original principal amount)
Class A-3 Notes:	($0.00 per $1,000 original principal amount)
Class A-4 Notes:	($0.00 per $1,000 original principal amount)
Note Interest Carryover Shortfall		0.00
Change from immediately preceding Payment Date		0.00
Class A-1 Notes:	($0.00 per $1,000 original principal amount)
Class A-2 Notes:	($0.00 per $1,000 original principal amount)
Class A-3 Notes:	($0.00 per $1,000 original principal amount)
Class A-4 Notes:	($0.00 per $1,000 original principal amount)
Note Principal Carryover Shortfall		0.00
Change from immediately preceding Payment Date		0.00
Class A-1 Notes:	($0.00 per $1,000 original principal amount)
Class A-2 Notes:	($0.00 per $1,000 original principal amount)
Class A-3 Notes:	($0.00 per $1,000 original principal amount)
Class A-4 Notes:	($0.00 per $1,000 original principal amount)
Certificate Interest Distribution Amount		0.00
	($0.00 per $1,000 original principal amount)
Certificate Principal Distribution Amount		0.00
	($0.00 per $1,000 original principal amount)
Certificate Interest Carryover Shortfall		0.00
Change from immediately preceding Payment Date		0.00
	($0.00 per $1,000 original principal amount)
Certificate Principal Carryover Shortfall		0.00
Change from immediately preceding Payment Date		0.00
	($0.00 per $1,000 original principal amount)

AMERICAN HONDA FINANCE CORPORATION
Annual Statement to Certificateholder – Honda Auto Receivables 2006-3 Owner Trust
04/01/06 through 03/31/07

PORTFOLIO AND SECURITY SUMMARY

XIV.    POOL BALANCES AND PORTFOLIO INFORMATION

	Beginning of Period		End of Period
(A) Balances and Principal Factors
(i) Aggregate Balance of Notes	$1,499,610,000.00		$1,232,569,355.36
(ii) Note Pool Factor	1.0000000		0.8219266
(iii) Class A-1 Notes Balance	406,000,000.00		138,959,355.36
(iv) Class A-1 Notes Pool Factor	1.0000000		0.3422644
(v) Class A-2 Notes Balance	355,000,000.00		355,000,000.00
(vi) Class A-2 Notes Pool Factor	1.0000000		1.0000000
(vii) Class A-3 Notes Balance	497,000,000.00		497,000,000.00
(viii) Class A-3 Notes Pool Factor	1.0000000		1.0000000
(ix) Class A-4 Notes Balance	241,610,000.00		241,610,000.00
(x) Class A-4 Notes Pool Factor	1.0000000		1.0000000
(xi) Certificates Balance	50,374,457.74		50,374,457.74
(xii) Certificates Pool Factor	1.0000000		1.0000000
(xiii) Total Principal Balance of Notes and Certificates	1,549,984,457.74		1,282,943,813.10
(B) Portfolio Information
(i) Weighted Average Coupon (WAC)	6.37%		6.37%
(ii) Weighted Average Remaining Maturity (WAM)	51.19	months	45.36	months
(iii) Remaining Number of Receivables	85,234		79,518
(iv) Portfolio Receivable Balance	$1,549,984,457.74		$1,282,943,813.10
(C) Outstanding Advance Amount	$0.00		$764,718.50
(D) Outstanding Payahead Balance	$0.00		$0.00
SUMMARY OF ACCOUNTS
XV. RECONCILIATION OF RESERVE ACCOUNT
(A) Beginning Reserve Account Balance			$7,749,922.29
(B) Draws
(i) Draw for Servicing Fee			0.00
(ii) Draw for Interest			0.00
(iii) Draw for Realized Losses			0.00
(C) Excess Interest Deposited into the Reserve Account			0.00
(E) Reserve Account Balance Prior to Release			7,749,922.29
(F) Reserve Account Required Amount			7,749,922.29
(G) Final Reserve Account Required Amount			7,749,922.29
(H) Excess Reserve Account Amount			0.00
(I) Release of Reserve Account Balance to Seller			0.00
(J) Ending Reserve Account Balance			7,749,922.29

XVI. RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
(A) Beginning Yield Supplement Account Balance			30,906,261.16
(B) Investment Earnings			615,045.86
(C) Investment Earnings Withdraw			0.00
(D) Additional Yield Supplement Amounts			0.00
(E) Yield Supplement Deposit Amount			9,509,273.85
(F) Release of Yield Deposit Account Balance to Seller			0.00
(G) Ending Yield Supplement Account Balance			22,012,033.17

AMERICAN HONDA FINANCE CORPORATION
Annual Statement to Certificateholder – Honda Auto Receivables 2006-3 Owner Trust
04/01/06 through 03/31/07

XVII. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
(A) Liquidated Contracts
(i) Liquidation Proceeds				$2,195,474.30
(ii) Recoveries on Previously Liquidated Contracts				105,743.00
(B) Aggregate Net Losses for Collection Period				2,706,294.93
(C) Net Loss Rate for Collection Period (annualized)				2.29%
(D) Cumulative Net Losses for all Periods				$2,706,294.93
(E) Delinquent Receivables	# Units		Dollar Amount
(i) 31-60 Days Delinquent	1,612	2.03%	$24,267,867.60	1.89%
(ii) 61-90 Days Delinquent	259	0.33%	$3,470,363.56	0.27%
(ii) 91 Days or More Delinquent	32	0.04%	$461,161.63	0.04%

XVIII. REPOSSESSION ACTIVITY	# Units		Dollar Amount
(A) Vehicles Repossessed During Collection Period	78	0.10%	$1,256,312.64	0.10%
(B) Total Accumulated Repossessed Vehicles in Inventory	150	0.19%	$2,434,208.17	0.19%

XIX. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
(A) Ratio of Net Losses to the Pool Balance as of Each Collection Period
(i) Second Preceding Collection Period				0.59%
(ii) Preceding Collection Period				0.73%
(iii) Current Collection Period				0.97%
(iv) Three Month Average (Avg(i,ii,iii))				0.76%
(B) Ratio of Balance of Contracts Delinquent 60 Days or More to the Outstanding Balance of Receivables.
(i) Second Preceding Collection Period				0.72%
(ii) Preceding Collection Period				0.61%
(iii) Current Collection Period				0.55%
(iv) Three Month Average (Avg(i,ii,iii))				0.63%

(C) Loss and Delinquency Trigger Indicator			Trigger was not hit.

I hereby certify that the servicing report provided is true
and accurate to the best of my knowledge.

/s/ Paul C. Honda
Paul C. Honda
Assistant Vice President,
Assistant Secretary
and Compliance Officer
(senior officer in charge of
the servicing function)